UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2020

Cipherloc Corporation

(Exact name of registrant as specified in its charter)

Texas	000-28745	86-0837077
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

825 Main St, Suite 100

Buda, TX 78610

(Address of principal executive offices)

Registrant’s telephone number, including area code: (512) 649-7700

N/A

(Former name or former address, if changed since last report)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective February 3, 2020, the board of directors of Cipherloc Corporation (the “Company”) appointed Ryan Polk as Interim Chief Financial Officer of the Company.

On February 4, 2020, the Company issued a press release announcing the appointment of Mr. Polk as Interim Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.1.

Set forth below is the biographical information of Mr. Polk, as required by Item 401 of Regulation S-K.

Ryan Polk brings more than 25 years of experience in executive and financial roles at companies ranging from emerging growth to the Fortune 500. Mr. Polk has been the principal of Perissos Partners, an executive consulting firm, since June 2017. While at Perissos, Mr. Polk served in CFO roles at Generation Next and Cellpoint Corporation. From July 2011 to May 2017, Mr. Polk served in executive roles in the portfolio companies owned by Lacy Diversified, a family office based in Indianapolis, IN which actively managed investments in distribution, light manufacturing, and supply chain management with combined revenue approaching $2 billion. He also led the mergers and acquisition team for Lacy. From August 2008 to June 2011, Mr. Polk served as the Vice President for Corporate Financial Planning and Analysis for Brightpoint, a publicly traded, Fortune 500 mobile device logistics company, based in Indianapolis, IN prior to its sale to Ingram Micro. He began his career at Ernst & Young in the firm’s tax consulting group. Mr. Polk earned a Bachelor of Science in Accounting and a Bachelor of Science in Industrial Management from Purdue University in 1990. Mr. Polk is also a certified public accountant (inactive).

There are no family relationships between Mr. Polk any of the Company’s directors or executive officers. There are no related party transactions involving Mr. Polk that are reportable under Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated February 4, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2020

CIPHERLOC CORPORATION

By:	/s/ Andrew Borene
Andrew Borene
Chief Executive Officer

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